                                                                       EXHIBIT 3

       COMMON STOCK                                                                                          COMMON STOCK

         NUMBER                                                                                                 SHARES
      CP                                            COLLEGIATE PACIFIC INC.
                               INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

                                                                                                           CUSIP 194589 10 7
                                                                                                 SEE REVERSE FOR CERTAIN DEFINITIONS



THIS CERTIFIES THAT





is the owner and registered holder of


                         FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE $.01 OF

                                                    COLLEGIATE PACIFIC INC.


transferable only on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This certificate is not valid unless countersigned by the Transfer Agent and registered by the
Registrar.

        WITNESS the facsimile seal and facsimile signatures of its duly authorized officers.

        STATE OF INCORPORATION CHANGED TO DELAWARE

Dated:

/s/ H. Lynn Moore, Jr.                                                                /s/ Micheal J. Blumenfeld

       SECRETARY                                         [CORPORATE SEAL]                      PRESIDENT

COUNTERSIGNED AND REGISTERED:
  CONTINENTAL STOCK TRANSFER & TRUST COMPANY
           (JERSEY CITY, N.J.)                          TRANSFER AGENT
                                                          AND REGISTRAR


BY
                                                      AUTHORIZED OFFICER

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM  - as tenants in common                 UNIF GIFT MIN ACT - _____________ Custodian ___________
        TEN ENT  - as tenants by the entireties                                (Cust)                  (Minor)
        JT TEN   - as joint tenants with right of                           under Uniform Gifts to Minors
                   survivorship and not as tenants                          Act __________________
                   in common                                                          (State)

    Additional abbreviations may also be used though not in the above list.


For value received __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]
_______________________________________________________________________________

_______________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated:                               ___________________________________________

                                     ___________________________________________
                                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN
                                     EVERY PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.